                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               SEPTEMBER 24, 1999


                                BROOKTROUT, INC.
               (Exact name of registrant as specified in charter)



        MASSACHUSETTS                     0-20698                04-2814792
----------------------------     ------------------------    ------------------
(State or other jurisdiction     (Commission file number)      (IRS employer
      of incorporation)                                      identification no.)


                 410 FIRST AVENUE, NEEDHAM, MASSACHUSETTS 02494
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (781) 449-4100
                                                           --------------

ITEM 5 -  ACQUISITION OR DISPOSITION OF ASSETS

          On September 24, 1999, Interspeed, Inc. ("Interspeed"), a subsidiary of Brooktrout, Inc. (the "Company"), sold 2,000,000 million shares of its common stock in its initial public offering at a price of $12 per share. The Company also sold 1,500,000 secondary shares of Interspeed's common stock in this offering. The Company expects to recognize a pre-tax gain of approximately $16.7 million in connection with this transaction in its third quarter ended September 30, 1999. The Company will continue to own 6,500,000 shares, or approximately 61%, of Interspeed's outstanding shares, subject to an underwriters' over allotment option.

          This offering is described more fully in a press release issued on September 24, 1999, a copy of which is included as an exhibit hereto and incorporated herein by reference.


ITEM 7 -  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  PRO FORMA FINANCIAL INFORMATION

               1. Unaudited Pro Forma Condensed Consolidated Balance Sheet for the Company as of June 30, 1999.

               2. Unaudited Pro Forma Condensed Consolidated Statements of Income for the Company for the year ended December 31, 1998 and the six months ended June 30, 1999.

               3. Notes to the Pro Forma Consolidated Financial Statements of the Company.

          (b)  EXHIBITS

               99.1 Press Release of the Company, dated September 24,1999.

                                BROOKTROUT, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

The following unaudited pro forma condensed consolidated financial statements of Brooktrout, Inc. ("Brooktrout") are based on the historical consolidated financial statements of Brooktrout, and give pro forma effect to the sale by Interspeed, Inc., a subsidiary of Brooktrout, ("Interspeed") of 2,000,000 shares of common stock in its initial public offering at a price of $12 per share and an additional 1,500,000 secondary shares of Interspeed's common stock sold by Brooktrout (together, the "Offering"). The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 1999 and for the fiscal year ended December 31, 1998 give effect to the Offering as if it occurred at the beginning of the earliest period presented. Such statements do not include the effect of the $16.7 million nonrecurring gain ($10,044 net of tax) from the sale by Brooktrout of 1,500,000 secondary shares of common stock of Interspeed. In addition the statements do not include interest income on the proceeds from the sale by Brooktrout of 1,500,000 secondary shares of common stock of Interspeed of approximately $500,000 and $264,000 for the year ended December 31, 1998 and the six months ended June 30, 1999, respectively. Such amounts may not be indicative of future interest income as Brooktrout has not currently determined the future use of such proceeds. The unaudited pro forma adjustments described in the accompanying notes are based on certain assumptions that we believe are reasonable.

For the periods presented, operating expenses of Interspeed include allocations of general corporate overhead expenses related to Brooktrout's corporate headquarters and common support activities, including payroll administration, worker's compensation and general liability insurance, accounting and finance, legal, tax and human resources. These costs have been allocated to Interspeed using methodologies primarily based on headcount and usage. Interspeed has entered into a Transition Services Agreement with Brooktrout, pursuant to which Brooktrout will continue to provide certain services to Interspeed during a transition period. There can be no assurance that Brooktrout will be able to reduce such overhead and other costs currently allocated to Interspeed upon completion of the Transition Services Agreement.

During the transition period, Interspeed is building its own capabilities to provide these services. The cost of services provided by Brooktrout may not be indicative of the costs that Interspeed will incur in the future.

The unaudited pro forma condensed consolidated financial statements and related notes are provided for informational purposes only and are not necessarily indicative of the consolidated financial position or results of operations of Brooktrout as they may be in the future or as they might have been had the Offering been effected on the assumed dates. You should read the unaudited pro forma condensed consolidated financial statements in conjunction with, and such statements are qualified in their entirety by, the historical financial statements of Brooktrout, and the related notes thereto.



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

                                                   BROOKTROUT, INC.
                               UNAUDITED PRO FORMA CONDENSEDCONSOLIDATED BALANCE SHEET
                                           (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                                   Pro forma        June 30, 1999
                                                               June 30, 1999      Adjustments        (Pro forma)
                                                               -------------      -----------       -------------
ASSETS
Current assets:
Cash and equivalents                                               $ 9,772           37,310(a)          47,082
Marketable securities                                                5,040                               5,040
Accounts  receivable  (less allowance for doubtful  accounts
of $2,357 in 1999)                                                  17,741                              17,741
Inventory                                                           10,594                              10,594
Deferred tax assets                                                  3,477                               3,477
Prepaid expenses                                                     1,339                               1,339
                                                                   -------                            --------

TOTAL CURRENT ASSETS                                                47,963                              85,273
                                                                   =======                            ========
Equipment and furniture:
Computer equipment                                                   9,130                               9,130
Furniture and office equipment                                       7,479                               7,479
                                                                   -------                            --------

Total                                                               16,609                              16,609
Less accumulated depreciation and amortization                      (7,773)                             (7,773)
                                                                   -------                            --------

EQUIPMENT AND FURNITURE - NET                                        8,836                               8,836

Deferred tax assets                                                  4,544                               4,544
Acquired technology and other intangible assets                     13,855                              13,855
Investment and other assets                                          1,291                               1,291
                                                                   -------                            --------

TOTAL ASSETS                                                       $76,489                             113,799
                                                                   =======                            ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and other accruals                                $15,780                            $ 15,780
Accrued compensation and commissions                                 4,248                               4,248
Customer deposits                                                      439                                 439
Accrued warranty costs                                               1,252                               1,252
Accrued taxes                                                        1,258            6,696(b)           7,954
                                                                   -------                            --------

TOTAL CURRENT LIABILITIES                                           22,977                              29,673
                                                                   =======                            ========

Deferred rent                                                          419                                 419
Minority interest                                                       --            8,263(c)           8,263
Stockholders' equity: Common stock, $.01 par value;
authorized, 25,000,000 shares; issued and outstanding
10,948,573 shares in 1999 and 10,828,362 in 1998                       110                                 110

Additional paid-in capital                                          33,225           12,307(a)(c)       45,532
Accumulated other comprehensive income (loss)                         (409)                               (409)
Retained earnings                                                   20,167           10,044(b)          30,211
                                                                   -------                            --------

STOCKHOLDERS' EQUITY                                                53,093                              75,444
                                                                   -------                            --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
                                                                   $76,489                            $113,799
                                                                   =======                            ========

 See notes to unaudited pro forma condensed consolidated financial statements.

                                              BROOKTROUT, INC.
                       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                    (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                                                              Year ended
                                                Year ended                                   December 31,
                                               December 31,           Pro forma                  1998
                                                   1998              Adjustments             (Pro forma)
                                               ------------          -----------             ------------
Revenue                                           $100,851                                      100,851

Cost and expenses:

Cost of product sold                                40,884                                       40,884
Research and development                            22,106                                       22,106
In-process research and development                  9,786                                        9,786
Selling, general and administrative                 29,902                                       29,902
Merger related charges                                  --                                           --
                                                  --------                                      -------

Total cost and expenses                            102,678                                      102,678
                                                  --------                                      -------

Income (loss) from operations                       (1,827)                                      (1,827)

Other income (expense):
Interest and other income                            1,893                                        1,893
Interest expense                                        (3)                                          (3)
                                                  --------                                      -------

Total other income                                   1,890                                        1,890
                                                  --------                                      -------

Income before  minority  interest and income
tax provision (benefit)                                 63                                           63

Minority interest                                        0              (1,961)(c)               (1,961)

Income before income tax provision (benefit)            63               1,961                    2,024

Income tax provision (benefit)                        (270)               2027(d)                 1,757
                                                  --------                                      -------

Net income                                        $    333                 (66)                 $   267
                                                  ========                                      =======
Income per common share:
Basic                                             $   0.03                                      $  0.02
                                                  ========                                      =======

Shares for basic                                    10,784                                       10,784
                                                  ========                                      =======

Diluted                                           $   0.03                                      $  0.02
                                                  ========                                      =======

Shares for diluted                                  11,483                                       11,483
                                                  ========                                      =======


  See notes to unaudited pro forma condensed consolidated financial statements.


                                              BROOKTROUT, INC.
                       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                       Six Months                               Six Months Ended
                                                         Ended             Pro Forma             June 30, 1999
                                                      June 30, 1999       Adjustments              (Pro forma)
                                                      -------------       -----------           ----------------

REVENUE                                                  $66,009                                      66,009

Cost and expenses:
Cost of product sold                                      26,170                                      26,170

Research and development                                  13,314                                      13,314

Selling, general and administrative                       21,683                                      21,683

Non-cash compensation charge                               1,850                                       1,850
                                                         -------                                     -------

Total cost and expenses                                   63,017                                      63,017
                                                         -------                                     -------

INCOME FROM OPERATIONS                                     2,992                                       2,992

Interest income, net                                         195                                         195
                                                         -------                                     -------
Income  before  minority  interest  and income
tax provision                                              3,187                                       3,187

Minority interest                                              0            (2,048)(c)                (2,048)

Income before income tax provision                         3,187             2,048                     5,235

Income tax provision                                       1,712             2,245(d)                  3,957
                                                         -------                                     -------

NET INCOME (LOSS)                                        $ 1,475              (197)                    1,278
                                                         =======                                     =======

BASIC INCOME (LOSS) PER COMMON SHARE                     $  0.14                                     $  0.12
                                                         =======                                     =======

SHARES FOR BASIC                                          10,890                                      10,890
                                                         =======                                     =======

DILUTED INCOME (LOSS) PER COMMON SHARE                   $  0.13                                     $  0.11
                                                         =======                                     =======

SHARES FOR DILUTED                                        11,536                                      11,536
                                                         =======                                     =======


 See notes to unaudited pro forma condensed consolidated financial statements.


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NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a) Reflects the cash received on the sale of 3,500,000 shares of Interspeed common stock at $12 per share less expenses of approximately $1,750,000.
(b) Reflects gain recorded on the sale of 1,500,000 secondary shares of Interspeed's common stock by Brooktrout at $12 per share and the associated tax effect at an assumed statutory rate of 40%.
(c) Reflects the minority interest (37.57%) in Interspeed for the period presented.
(d) Reflects the reversal of tax benefit associated with Interspeed losses as Interspeed will no longer be included in the consolidated tax return of Brooktrout.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  BROOKTROUT, INC.



Date: October 5, 1999             By: /s/ Robert C. Leahy
                                      ------------------------------------------
                                      Robert C. Leahy
                                      Vice President, Finance & Operations






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                                  Exhibit Index

Exhibits
--------

  99.1          Press Release of the Company, dated September 24,1999.